Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Shares of Five Point Holdings, LLC beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of May, 2017.

TCO FUND, L.P.
By: TCO Fund GP, L.P., its general partner

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

TCO INVESTORS, L.P.
By: TCO Fund GP, L.P., its general partner

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

TCO FUND GP, L.P.

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE I, L.P.
By: Castlelake I GP, L.P., its general partner

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE I GP, L.P.

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE II, L.P.
By: Castlelake II GP, L.P., its general partner

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE II OPPORTUNITIES, L.P.
By: Castlelake II GP, L.P., its general partner

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE II, GP, L.P.

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE III, L.P.
By: Castlelake III GP, L.P., its general partner

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE III, GP, L.P.

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

CASTLELAKE, L.P.

By:	/s/ Kevin Hiniker
Name: Kevin Hiniker
Title: Vice President

RORY O’NEILL

/s/ Rory O’Neill